Leases (Tables)	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
The following is a schedule by year of future minimum payments required under the operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2013:

in millions
2014	$13.0
2015	14.0
2016	13.3
2017	12.7
2018	12.7
2019 and thereafter	45.5
Total minimum lease payments	$111.2